Investments in Associate	12 Months Ended
Dec. 31, 2018
Investments in Associate [abstract]
Investments in Associate

11.   Investment in Associates

i)    Medgold Resources Corp.

In June 2016, the Company acquired 10 million common shares and 10 million common share purchase warrants of Medgold Resources Corp. (“Medgold”). On February 7, 2017, the Company exercised its common share purchase warrants to purchase 10 million common shares of Medgold which resulted in the Company increasing its interest to 24.0% As a result, the Company has significant influence over Medgold commencing on February 7, 2017, and accounts for its investment using the equity method.

In October 2018, the Company acquired through a private placement 1,079,700 additional units of Medgold at a price of C$0.30 per unit for cash consideration of C$324 ($249). Each unit was comprised of one common share and one common share purchase warrant excersiable at C$0.40 per share until October 16, 2020. Folowing the transaction, the Company owned approximately 22.2% of the outstanding shares of Medgold.

The Company is related to Medgold by virtue of a director in common.

ii)   Prospero Silver Corp.

In May 2017, the Company acquired by way of a private placement 5,357,142 units of Prospero Silver Corp. (“Prospero”) at a price of C$0.28 per unit for cash consideration of C$1,500. Each unit was comprised of one common share and one common share purchase warrant exercisable at C$0.35 per share until May 2020. Following the transaction, the Company owned approximately 15% of the issued and outstanding common shares of Prospero and would own approximately 25.9%, if all of the warrants were exercised.

On May 18, 2018, the Company exercised its share purchase warrants to purchase 5,357,142 common shares of Prospero.  Upon the exercise of these warrants, the Company held a 20.3% interest in Prospero and determined that it had the ability to exercise significant influence over Prospero. Accordingly, the Company commenced accounting for its investment using the equity method as of May 18, 2018.

On September 17, 2018, the Company acquired through a private placement 4,746,667 additional common shares of Prospero at a price of C$0.075 per share for cash consideration of C$356 ($274).

Investments in associates as at December 31, 2018, were comprised of:

	Proportion of ownership held		Market Value ($C)
Name	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Medgold Resources, Corp.	22%	22%	$2,740	$3,200
Prospero Silver Corp.	27%	15%	$927	$696

Medgold and Prospero are Canadian public companies which trades on the TSX Venture Exchange under the ticker symbol MED and PSL, respectively, and are quoted in Canadian dollars (“C$”). Medgold’s principal business activity is the acquisition and exploration of resource properties in Serbia and Prospero’s principal business activity is the acquisition and exploration of resource properties in Mexico.

	Medgold	Prospero	Total
Medgold shares and warrants presented as marketable securities,, December 31, 2016	$1,579	$-	$1,579
Fair value adjustments prior to February 7, 2017	(65)	-	(65)
Exercise of warrants	1,372	-	1,372
Share of Medgold's net loss	(192)	-	(192)
Balance at December 31, 2017	2,694	-	2,694
Prospero shares and warrants presented as marketable securities, December 31, 2017	-	556	556
Fair value adjustments prior to May 18, 2018	-	(99)	(99)
Exercise of warrants	-	624	624
Purchase of additional shares	249	274	523
Share of net income (loss)	132	(153)	(21)
Balance at December 31, 2018	$3,075	$1,202	$4,277